Unsecured senior notes	12 Months Ended
Dec. 31, 2022
Unsecured senior notes
Unsecured senior notes

17.	Unsecured senior notes
In April 2016, the Company issued unsecured senior notes with two maturity dates for an aggregate principal amount of US$1,000 million. Listed on the Singapore Stock Exchange, these notes are both fixed rate notes and senior unsecured obligations, with interest payable semi-annually in arrears on and of each year, beginning on October 29, 2016. The unsecured senior notes were issued at a discount amounting to RMB79 million. The debt issuance costs of RMB36 million were presented as a direct deduction from the principal amount of the unsecured senior notes in the consolidated balance sheets. The five-year unsecured senior notes due 2021 for the principle amount of US$500 million were mature on April 29, 2021, and the Company repaid the principle amount of US$500 million and the last semi-annual interests.
In January 2020, the Company issued unsecured senior notes with two maturity dates for an aggregate principal amount of US$1,000 million. Listed on the Singapore Stock Exchange, these notes are both fixed rate notes and senior unsecured obligations, with interest payable semi-annually in arrears on and of each year, beginning on July 14, 2020. The unsecured senior notes were issued at a discount amounting to RMB37 million. The debt issuance costs of RMB45 million were presented as a direct deduction from the principal amount of the unsecured senior notes in the consolidated balance sheets.
In 2020, the Group repurchased the Company’s unsecured senior notes from the open market with a total principal amounts of US$12 million (RMB78 million) at a reacquisition price of US$10 million (RMB72 million). In 2022, the Group further repurchased the unsecured senior notes from the open market with a total principal amounts of US$6 million (RMB42 million) at a reacquisition price of US$5 million (RMB35 million). The repurchased unsecured senior notes were derecognized from the Group’s consolidated balance sheets, and the relevant repurchase gains amounting to RMB11 million and RMB6 million were recognized in “interest expense” in the Group’s consolidated statements of operations and comprehensive income/(loss) for the years ended December 31,2020 and 2022, respectively.

A summary of the Company’s unsecured senior notes as of December 31, 2021 and 2022 is as follows:

	As of December 31,		Effective interest rate
	2021	2022

	(RMB in millions)
US$500 million 3.875% notes due 2026	3,154	3,453	4.15%
US$700 million 3.375% notes due 2030	4,402	4,812	3.47%
US$300 million 4.125% notes due 2050	1,830	1,959	4.25%

Carrying value	9,386	10,224
Unamortized discount and debt issuance costs	101	98

Total principal amounts of unsecured senior notes	9,487	10,322

The effective interest rates for the unsecured senior notes include the interest charged on the notes as well as amortization of the debt discounts and debt issuance costs.
The unsecured senior notes contain covenants including, among others, limitation on liens, consolidation, merger and sale all or substantially all of the Company’s assets. The notes will rank senior in rights of payment to all of the Company’s existing and future obligations expressly subordinated in rights of payment to the notes and rank at least equal in rights of payment with all of the Company’s existing and future unsecured and unsubordinated obligations (subject to any priority rights pursuant to applicable law).
As of December 31, 2022, the principal of the unsecured senior notes of RMB3,482 million, RMB4,840 million and RMB2,000 million will be due in 2026, 2030 and 2050, respectively. The principal of the unsecured senior notes will be due according to the following schedule:

Principal amounts
(RMB in millions)
Within 1 year	—
Between 1 to 2 years	—
Between 2 to 3 years	—
Between 3 to 4 years	3,482
Between 4 to 5 years	—
Beyond 5 years	6,840

Total	10,322